Exhibit 10.104
IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
This Statement of Work (“SOW”) #7 (Contract Number 4907015087.0) adopts and incorporates by reference the terms and conditions of Goods Agreement #ROC-P-68 (“Base Agreement”) between International Business Machines Corporation (“Buyer”) and Brocade Communications Systems, Inc. with offices at 1745 Technology Drive, San Jose, CA 95110 and Brocade Communications Switzerland, SarL, with an office located at 29 REoute de l’Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland (individually and collectively “Supplier”). This SOW is effective beginning on October 1, 2007 and will remain in effect until through September 30, 2008 (“Initial Term”). Upon expiration of the Initial Term and each renewal term thereafter, this SOW will be automatically renewed for an additional one (1) year term (“Renewal Term”) unless terminated by either party upon ninety (90) days’ notice prior to the expiration of the Initial Term or any Renewal Term. The Initial Term and the Renewal Term shall be collectively referred to as the Term. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Base Agreement, the PA and any applicable Work Authorizations (“WAs”). This SOW is not a WA.
1.0 Scope Of Work
Buyer licenses from Supplier a computer software program known as StorageX/VFM as described Section 3.0 of this SOW. Supplier will also provide to Buyer the Services and Deliverables described in Section 5.0 of this SOW.
2.0 Definitions
“Code” means computer programming code, including “Object Code” (computer programming code substantially in binary form that is directly executable by a computer after processing, but without compilation or assembly)
“Deliverables” means items that Supplier prepares for or provides to Buyer as described in a SOW and/or WA. Deliverables include Licensed Works and Tools.
“Documentation” means the documents that Supplier generally makes available to its customers containing descriptive, operating, installation, engineering and maintenance information for Licensed Works, including but not limited to, functional and test specifications which may be amended, modified or enhanced from time to time during the term of this SOW.
“Enhancements” means changes or additions, other than Error Corrections, to the Licensed Work. If an Enhancement adds substantial value to the Licensed Work and is offered to customers for an additional charge it will be considered a “Major Enhancement”, and all other Enhancements, including those that support new releases of operating systems and devices, will be considered “Basic Enhancements”.
“Error Corrections” means revisions that correct errors and deficiencies (collectively referred to as “errors”) in the Licensed Work.
“Externals” means any documentation, pictorial, graphic, audiovisual works, reports or data generated by execution of code and any programming interfaces, languages or protocols implemented in the code to enable interaction with other computer programs or end users. Externals do not include the code that implements them.
“Licensed Work” is any material described in or that conforms to the Description of Licensed Work in the relevant SOW and/or WA and includes Code, associated Documentation, Externals, Error Corrections, and Enhancements.
“Prices” means the agreed upon payment and currency for Deliverables and Services, exclusive of taxes as specified in the relevant SOW and/or WA.
“Royalty” means the IBM payment process as defined in Section 10 of this SOW. Buyer will pay Supplier the prices listed in Attachment 1, Pricing, for Products shipped to its customers.
“Tools” means software that is not commercially available, and its Externals, required for the development, maintenance or implementation of a software Deliverable.
3.0 Licensed Work And Related Deliverables And Services
3.1 Description of Licensed Work

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Virtual File Manager (VFM)	6.0	Comprehensive enterprise file data management solution;	Online	Object Code	CD, License key documentation

Form Title: Licensed Works Agreement Statement of Work	Page 1 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Product/Operating Systems Supported: The supported operating systems for the software are listed below. Brocade will provide IBM with future versions of software as they are released and supported by Brocade.

Licensed Work	Operating System(s) Support
StorageX Server or Monitoring Agent	• Microsoft Windows 2000 SP4
• Windows 2003 Enterprise Server 2003, SP1, R2 (32-bit)

StorageX Client Only	• Microsoft Windows®2000 SP2, SP3, SP4 or Windows XP Professional, SP1, SP2 to manage roots on NT® or Windows 2000 servers
• Microsoft Windows XP Professional, SP1, SP2 or Windows Server™SP1, R2, to manage multiple roots on a single Windows Server 2003

StorageX Replication Agent	• Microsoft Windows 2000 SP4
• Windows 2003 Enterprise Server 2003, SP1, R2 (32-bit)
• Redhat enterprise Linux 4.0
• Solaris 10
b)	National Language Support Version: English only
2.	Documentation: Supplier will provide Buyer with IBM branded customer documentation.
a.)	Internal (standard Supplier documentation)

b)	External (on-line documentation)

c)	No other related written materials
3.	Other Materials:
a)	Quality Plan: Supplier will provide Buyer with quality plan upon Buyer’s request

b)	Test Results: Supplier will provide Buyer with available test results upon Buyer’s request

c)	Test Cases: Supplier will provide Buyer with available test cases upon Buyer’s request.

d)	Maintenance and Support Reports (including information required and format)

e)	Promotional Materials: Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.

f)	Education/Training material: Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.
4.	Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order.

5.	Shipment and Delivery: Delivery location and other delivery specifics —

All products ordered hereunder will be shipped FCA Supplier’s manufacturing site (based on Incoterms 2000) to Buyer, Buyer’s resellers and/or designated End Users as directed by Buyer on its purchase order. As used in this Agreement, shipment and delivery are synonymous. For purposes of this Agreement, shipment and delivery occur upon delivery of Products by Supplier at Supplier’s point of shipment to the common carrier specified by Buyer.
3.2 Identification of Tools
No tools are provided for the Licensed Works.
3.3 Limited Warranty Period
For [**] from the date of shipment, Supplier warrants that (i) the Licensed Works will substantially conform to the applicable user documentation and (ii) that the media on which the Licensed Works is distributed is free from defects in materials and workmanship. Supplier will repair or replace, at no charge, any defective Licensed Works that does not substantially

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 2 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
conform to the applicable user documentation, provided that the defective or non-conforming Licensed Works is returned to Supplier within ninety (90) days from the date of shipment. Any Licensed Work Supplier replaces becomes the property of Supplier, and the replacement Licensed Works becomes the property of Buyer. The replacement Licensed Works assumes the Service status of the replaced Licensed Works, if the replaced Licensed Works is covered by a maintenance and support contract.
4.0 Rights In Licensed Works
The Licensed Work will be comprised of a Buyer-branded version of Supplier’s StorageX software product. The Buyer branded version will be called “IBM System Storage VFM”. The Licensed Work will be provided by Supplier to Buyer in Object Code format.
4.1 Object Code
Supplier grants Buyer a nonexclusive, worldwide, revocable license to transmit, transfer, distribute, and sublicense Licensed Works, in Object Code form, in any medium or distribution technology, either directly or indirectly through Buyer’s resellers or other sales channels. Supplier will license such Licensed Works to end users under a license agreement no less restrictive than Supplier’s end user license agreement attached hereto as Attachment E.
4.2 Externals and Documentation
Supplier grants Buyer a nonexclusive, worldwide, perpetual, irrevocable, paid-up license to prepare and have prepared derivative works of the Externals, and to use, have used, execute, reproduce, transmit, display, perform, transfer, distribute, and sublicense the Externals and such derivative works, in any medium or distribution technology, and to grant others the rights granted herein.
5.0 Description Of Related Deliverables And Services
5.1 Maintenance and Support: For the term of this SOW, Supplier will provide to Buyer maintenance and support for the Deliverables, based on maintenance and support fees being paid, as described in Attachment C entitled “Testing, Maintenance and Support.”
5.2 Third —Party License in Source Code: Seller will provide Certificates of Originality (COO) in the format as defined in Attachment B. Such COO’s will list the url addresses for open source software licenses and Open Source Code. Such url addresses will allow Buyer to access such Open Source Code. If Seller modifies such Open Source Code or Buyer is unable to access such Open Source Code from the url addresses provided by Seller, Seller will make such Open Source Code available to Buyer if permitted by the applicable third-party license in such Open Source Code. Except for such Open Source Code, nothing is this section permits Buyer to access or use the Source Code for the Licensed Work.
6.0 Supplier’s Responsibilities
6.1 In addition to delivering Licensed Works, Tools and other Deliverables and Services on schedule, Supplier will:
•	Participate in progress reviews, as requested by Buyer, to demonstrate Supplier’s performance of its obligations;

•	Maintain records to verify authorship of Licensed Works for four (4) years after the termination or expiration of this SOW. On request, Supplier will deliver or otherwise make available this information in a form specified by Buyer;

•	As part of Supplier’s importation requirements, provide to Buyer on the commercial invoice:
1.	the Harmonized Tariff Code of the importing country for every Product; and

2.	an invoice description that provides enough detail to verify the categorical classification of every Product.
•	For all Supplier Software, supply Buyer with a report outlining the current version numbers and anticipated cessation of support dates for that Software. This report must be provided on a biannual basis or more frequently if required by Buyer
6.2 Testing
•	Supplier will perform the following tests prior to each delivery of a Licensed Work (“Pre-Delivery Testing”):
1.	component testing;

2.	functional verification testing;

3.	system testing; and

4.	compatibility testing.
•	Upon Buyer’s request, the details of such testing will be mutually agreed to by the parties.

•	Supplier will provide to Buyer concurrent with each delivery of a Licensed Work all test results, test scenarios, test cases, and test reports associated with the Pre-Delivery Testing.

Form Title: Licensed Works Agreement Statement of Work	Page 3 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
•	Prior to Buyer initiating its acceptance testing, Supplier will:
a)	provide Buyer, in conjunction with the delivery of the Deliverables, all other associated material, as described in Section 3.0 of this SOW;

b)	perform internal testing, in accordance with this Section of this SOW, prior to providing the Deliverables to Buyer;

c)	provide associated training documentation for Error Corrections; and

d)	lead and document weekly status calls with Buyer until mutually agreed upon errors are corrected.
6.3 Supplier’s Use of Subcontractors
Supplier may subcontract Services to be performed hereunder. Notwithstanding this subsection, Supplier’s use of subcontractors will not relieve Supplier of the responsibility for the subcontractor’s performance, and Supplier’s obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors.
6.4 Asset Protection
In the event that assets are loaned to Supplier and there is no separate loan agreement in place between Buyer and Supplier for those assets, Supplier will be responsible for risk of loss and for the return of those assets to Buyer.
6.5 Third Party Code Warranty
Supplier represents and warrants on an ongoing basis that, before entering into this SOW, Supplier has disclosed to Buyer in writing the existence of any third party code, including without limitation open source code and freeware (“Third Party Code”) that is included in or is provided in connection with the Deliverables and that Supplier and the Deliverables are in compliance with all licensing agreements applicable to such Third Party Code. Supplier further represents and warrants on an ongoing basis that, 1) before including any Third Party Code in any modifications, new releases, or new versions of the Deliverables under this SOW, Supplier will disclose to Buyer in writing the existence of such Third Party Code and 2) modified Deliverables or new releases or new versions of the Deliverables including Third Party Code will be in compliance with all licensing agreements applicable to such Third Party Code. Supplier will not provide to Buyer any Deliverables or modifications to or new releases or versions of Deliverables, that include Third Party Code, unless Buyer has approved the inclusion of such Third Party Code.
6.6 Financial Reporting
Supplier will work with Buyer to provide financial information as required.
7.0 Quality Measurements
The parties agree that Attachment D entitled “Quality Requirements for Commercially Available Software” is hereby incorporated by reference into this Agreement.
8.0 Buyer’s Responsibilities
8.1 Acceptance Testing
8.1.1 Acceptance Testing of Deliverables
Upon receipt of the Deliverables and subject to any extension of the period as described in Subsection 8.1.2, Buyer may commence acceptance testing for a period of up to thirty (30) days prior to general availability, performing such tests as Buyer deems appropriate to determine if:
a. the Deliverables meet the specifications described in this SOW;
b. the Deliverables execute repetitively within the system environment described in this SOW; and
c. Buyer can successfully execute to completion all functional and system test scenarios conducted by Buyer.
Buyer’s testing does not relieve Supplier of its obligations under this Agreement.
8.1.2 Error Correction and Acceptance
In the event Buyer encounters any errors during such testing, Buyer will notify Supplier and may provide Supplier with the test results and other available documentation of the errors. Notwithstanding anything that may be construed to the contrary, Buyer is under no obligation to identify any errors or to provide Supplier with notice of any errors. Upon Buyer’s notification of such errors, Buyer and Supplier shall establish a mutually acceptable plan to address such errors. Upon Buyer’s successful completion of its acceptance testing, Buyer will provide notice to Supplier of its acceptance of the Deliverables. Acceptance of the Deliverables by Buyer does not relieve Supplier of any of its responsibilities under the

Form Title: Licensed Works Agreement Statement of Work	Page 4 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Agreement, including but not limited to warranty responsibility, applicable quality requirements, infringement or product liability.
8.1.3 Waiver of Acceptance Testing
Buyer may, at its sole discretion, waive requirements for its acceptance testing of the Deliverables. Any such waiver must be in writing and signed by Buyer. Buyer’s testing does not relieve Supplier of its obligations under this Agreement. Buyer has no obligation to identify errors.
9.0 Schedule
The relevant milestones, completion dates, and terms associated with this SOW are:

	MILESTONES	DATE
1.	Delivery of the Licensed Work which substantially complies with its Specifications	10/15/07
2.	Delivery of the other Deliverables (other than the Licensed Work, Tools, etc.)	10/10/07
3.	Successful completion of Buyer’s testing of the Licensed Work	10/15/07
4.	Receipt of the completed Certificate of Originality for the Licensed Work	10/3/07
5.	Other
10.0 Forecasts/Purchase Orders/Shipments/Prices/Payments
10.1 Forecasts
Buyer will provide Supplier with a non-binding, nine (9) month rolling forecast no less often than monthly through the term of this SOW for Products. Forecasts are not Orders or a commitment to buy, and are used for planning purposes only, and Buyer has no obligation to purchase Products in accordance with its forecasts. Supplier understands and agrees that such forecasts are for Supplier’s planning purposes only and they do not create any obligation or liability on the part of Buyer, either directly or indirectly.
10.2 Media Purchases — Media Kits include the software media and IBM end user software licenses.
10.2.1.	Purchase Orders. Buyer will place a purchase order on supplier for purchase of media according to the cost in Attachment A.

10.2.2	Shipment. Supplier will ship media product to buyers’ specified location in the purchase order. Programs ordered under this SOW and risk of loss or damage will pass from Supplier to Buyer upon Supplier’s delivery of the Programs to the Buyer’s common carrier.

10.2.3.	Lead Times. From time of purchase order placement by buyer to shipment by supplier should be no longer than [**] days.

10.2.4	Payment. Buyer will auto pay each media shipment. Payment terms are net 45 days from date of shipment.

10.2.5	Replenishment Orders: Follow up orders will proceed when buyers inventory levels need replenishment. Standard lead-time for media shipments is [**] days from the receipt of Buyer’s purchase order. Such lead-times shall be applicable when Supplier declares the Products as generally available.
10.3 Product Purchases
10.3.1	Buyer will pull Product from inventory and ship to Buyer’s customer location. On a monthly basis, Buyer will send supplier an order ship report of order shipments the previous month. Payments will be in accordance with the Royalty Payments paragraph below.

10.3.2	Purchase Price/Taxes:

Buyer shall pay the price for the Products listed in Attachment A. Product prices do not include any sales tax, use tax, value-added tax, or any other taxes, fees, duties or governmental charges for the importation, movement, delivery, use or possession of the Products, including replacement Products. Buyer shall provide Supplier with a resale or other appropriate exemption certificate in conjunction with this

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 5 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Agreement. In the event that Buyer does not provide to Supplier a resale or other appropriate exemption certificate, any such taxes or amounts in lieu thereof that are charged to or payable by Buyer (exclusive of taxes based on Supplier’s net income) will be invoiced to and paid by Buyer.

10.3.3	Royalty Payment Calculations/Payment

Royalty payments are paid against sales recorded by Buyer in a time period of a month. Payment will be made in US dollars, [**] days following the close of the calendar month during which such shipments were made for a Product and/or Service sale, unless the last day of the month falls on a weekend or holiday, it will then be made on the next business day. In the US, a royalty payment month ends on the last day of the calendar month. Outside of the US, a royalty payment month is defined according to Buyer’s current administrative practices. Payment will be paid in accordance with the shipment report provided by Buyer. Buyer will provide a statement summarizing the payment calculations with each payment.

10.3.4	Lower Royalty Payment

Buyer may request a lower royalty cost for the Licensed Work when a licensing transaction requires a substantial discount. If Supplier agrees, both parties will sign a letter specifying the licensing transaction and its lower royalty payment.

10.3.5	Returns

Supplier agrees to credit Buyer for Product on the Ship Report which Buyer wishes to return to supplier for credit, within [**] days of the original ship date from Buyer to end customer for domestic shipments or within [**] days of the original ship date from Buyer to end customer for international shipments. Buyer will contact buyer’s customer of need for destruction of all media, de-install and elimination of all maintenance and support and provide such letter to Supplier prior to Buyer receiving a credit for such return. Returns are limited to the greater of [**] percent or [**] units of the total number of programs shipped by Buyer within the prior monthly payment period. Payment reconciliation will be processed through the payment calculation process in Section 10.3.3.

10.3.7	Maintenance Support Fee:

Product Prices listed on Attachment A include one year of prepaid software maintenance. Buyer will place purchase orders for renewals of annual maintenance and support fees due for subsequent renewal periods.

10.3.8	Royalty Records and Audit Rights

Buyer will maintain relevant records to support payments made to Supplier. The records will be retained and made available one (1) year from the date of the related payment. If Supplier requests, Buyer will make these records available to an independent certified public accountant chosen and compensated (other than on a contingency basis) by Supplier. Supplier’s request will be in writing, will provide Buyer 60 days prior notice, and will not occur more than once each year. The audit will be conducted during normal business hours at Buyer’s office and in such a manner as not to interfere with Buyer’s normal business activities. The auditor will sign a confidentiality agreement and will only disclose to Supplier any amounts overpaid or underpaid for the period examined.
11.0 Communications
All communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 6 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Business Coordinators

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title		Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]
Legal Coordinators

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]
Technical Coordinators

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]
12.0 Accessibility
Supplier shall disclose to Buyer the extent to which Products, including software and documentation, provided are accessible to persons with disabilities, either directly or through assistive technology. Supplier will complete and deliver to Buyer either the applicable IBM Accessibility checklist (preferred), Web Content Accessibility Guidelines (WCAG) checklist or Information Technology Industry Council US Section 508 Voluntary Product Accessibility Template, within 10 days of the effective date of this Agreement. Supplier shall update the accessibility documentation provided to Buyer pursuant to the preceding sentence to address any new versions or releases of the Products supplied to Buyer within 10 days of shipment. Failure of the Products to work in accordance with the accessibility documentation provided by Supplier will be deemed a material breach of this Agreement.
13.0 Electronic Commerce
Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the Supplier form entitled “Authorization for Electronic Funds Transfer” and fax the completed form to Accounts Payable at the number included on the form.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 7 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines		Brocade Communications Systems, Inc.

By: /s/ Malcom McDonald		By: /s/ Ian Whiting

Buyer Signature	Date October [11], 2007	Supplier Signature	Date October 9, 2007

Malcolm McDonald		Ian Whiting

Printed Name		Printed Name

Team Lead—OEM Storage Procurement
WW OEM Procurement		Vice President, Worldwide Sales

Title & Organization		Title & Organization

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL

By: /s/ Ulrich Plechschmidt

		Supplier Signature	Date October 10, 2007

Ulrich Plechschmidt

Printed Name

Vice President, EMEA

Title & Organization

Form Title: Licensed Works Agreement Statement of Work	Page 8 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Attachment A
Pricing
Table 1 — VFM ENTERPRISE EDITION PRICING

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 9 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 10 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 11 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

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Table 2 — VFM MIGRATION EDITION PRICING:

BROCADE	IBM p/n				IBM VFM Migration Edition
		US	LA/EMEA	AP/Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
UNIT
PRICE
(includes
1 yr
IBM Machine Type/Model: 5639-FM6						M&S)
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 12 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

BROCADE	IBM p/n				IBM VFM Migration Edition
		US	LA/EMEA	AP/Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
UNIT
PRICE
(includes
1 yr
IBM Machine Type/Model: 5639-FM6						M&S)
	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 13 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)

BROCADE	IBM p/n				IBM VFM Migration Edition
		US	LA/EMEA	AP/Canada
		Feature	Feature	Feature		UNIT
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	PRICE
UNIT
PRICE
(includes
1 yr
IBM Machine Type/Model: 5639-FM6						M&S)
	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 14 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Attachment B
Vendor Certificate of Originality
Certificate of Originality provided before GA of product to Product Development Team.
This questionnaire must be completed by a vendor (“You”) furnishing copyrightable material, such as software, audio/visual works, written materials, etc. (“Material”) to IBM. The acceptance of this questionnaire by IBM is a prerequisite for the IBM final payment for the furnished Material.
Depending on Your agreement with IBM, You may have an obligation to communicate additional information to IBM that IBM may require for copyright registration and/or enforcement of legal rights relating to the furnished material.
Please leave no questions blank. Write “not applicable” or “N/A” if a question is not relevant to the furnished material.
Summary Information

Your name and address:

Name of the Material:

IBM Contract No:

IBM Contract Administrator:

A -Material Identification
1. Category of the material (Please check only one):
☐ a) Software (including its related documentation)
☐ b) Audiovisual Works
☐ c) Mask Works
☐ d) Written Materials excluding related documentation of a)-c)
☐ e) Other (if other please identify):
If You selected either “Software” or “Audio/Visual Works”, please provide the names of any software tools (e.g. compiler, software development tool, etc.) that were used to create such Material:

2. General description of the Material (including the description of any new function that You contributed):

3. What was the date that the creation of Material was completed? (except for minor error corrections, etc.):

B — Newly Created Material
The questions in this section are targeted at any newly created portion of the Material (“Newly Created Material”). If the Material includes any pre-existing material, please provide detailed information for such pre-existing material in section C (Pre-existing Material). All developers or creators of the Newly Created Material must be specified in one of the following Categories I, II or III. Unless otherwise indicated, Your employees include temporary and supplemental employees who created or contributed to the creation of the Material under contract or other agreement with You.
I. Was any portion of the Newly Created Material created by Your employee(s) within the scope of their work assignment or job function (“Category I”) assignment? ☐ Yes ☐ No

Form Title: Licensed Works Agreement Statement of Work	Page 15 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
If You checked Yes please provide a copy of any relevant employee agreement governing the creation of intellectual property for Your company by the employee and provide below the requested information for each employee. It is not necessary to provide copies of the agreements actually signed by each employee as long as you provide the terms of each agreement. For example, it would be sufficient to provide blank employee agreement forms of the type actually completed by the employee.

Name of employee:

Title:

Name of employee:

Title:

Name of employee:

Title:

(If there is insufficient space to list all contributors, please attach an additional page with the required information).
II. Was any portion of the Newly Created Material created by Your employee(s) outside the scope of their work assignment or job function (“Category II”)? ☐ Yes ☐ No
If You checked Yes please provide a copy of any relevant employee agreement governing the creation of intellectual property for Your company by the employee and provide below the requested information for each employee. It is not necessary to provide copies of the agreements actually signed by each employee as long as you provide the terms of each agreement. For example, it would be sufficient to provide blank employee agreement forms of the type actually completed by the employee.

Name of employee:

Title:

Name of employee:

Title:

Name of employee:

Title:

(If there is insufficient space to list all contributors, please attach an additional page with the required information).
III. Was any portion of the Newly Created Material created for You by anyone other than Your employees, including another vendor company, an independent contractor, a subcontractor, a consortium or university (“Category III”)? ☐ Yes ☐ No
If You checked Yes please provide a copy of any relevant agreement that you may have governing the creation and/or license of the intellectual property for this Material and the names and title of the individuals who contributed the material. If the third party was a company, please provide the name and address for the company.

Name:

Title/Address:

Name:

Title/Address:

Name:

Title/Address:

(If there is insufficient space to list all contributors, please attach an additional page with the required information).
1. Does any portion of the Newly Created Material link to any libraries or other software that is characterized as freeware, shareware or open source software (“OSS Material”). For the purposes of this Certificate of Originality, open source software is computer software programs whose source code is available for inspection and use by anyone and is made available under

Form Title: Licensed Works Agreement Statement of Work	Page 16 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
a license that permits recipients to copy, modify and distribute the program’s source code without payment of royalty. Common examples of such licenses, include, but are not limited to, the GNU GPL and LGPL licenses, the Mozilla Public License, Apache license, BSD License, MIT License, Common Public License, etc.?
☐ Yes ☐ No
If you checked No please go to section C.
If you checked Yes please, provide the following OSS Material information.
Is the linking static or dynamic? ☐ static ☐ dynamic
OSS Material Name:
Source of the OSS Material (e.g. a URL, company address, etc):

License Information (please attach a copy of the license):
Any information that would be helpful to identify the ownership of the OSS Material (e.g. Copyright notice, author’s name, contact information, etc.):
C -Pre-existing Material
The target of this section is any material that had been created by You or others, before you entered into an agreement with IBM to create the Material (“Pre-existing Material”). Pre-existing Material includes, but is not limited to, software, software libraries, textbooks, and publications that were used in the creation of the Material provided by You to IBM.
1. Was any portion of the Material composed of or derived from Pre-existing Material?
☐ Yes ☐ No
If you checked No go to section D.
2. Is any portion of the Pre-existing Material owned by You? ☐ Yes ☐ No
If you checked Yes please provide the name of the Pre-existing Material

3. Is any portion of the Pre-existing Material owned by a third party (excluding OSS Material)? ☐ Yes ☐ No
If you checked Yes please provide the following information:
Name of Pre-existing Material:
Source of the Pre-existing Material (e.g. a URL, company address, etc):

License Information (please attach a copy of the license):
Any information that would be helpful to identify the source and ownership of the material (e.g. Copyright notice, author’s name, contact information, etc.):
Have You modified the third party Pre-existing Material? ☐ Yes ☐ No
If you checked Yes, please briefly describe the nature of the modifications

4. Is any portion of the Pre-existing Material OSS Material? ☐ Yes ☐ No
If you checked Yes please provide the following information:
Name of Pre-existing Material:
Source of the Pre-existing Material (e.g. a URL, company address, etc):

License Information (please attach a copy of the license):
Any information that would be helpful to identify the source and ownership of the material (e.g. Copyright notice, author’s name, contact information, etc.):
Have You modified the third party OSS Material? ☐ Yes ☐ No
If you checked Yes, please briefly describe the nature of the modifications

Form Title: Licensed Works Agreement Statement of Work	Page 17 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
5. Does any portion of the Pre-existing Material link to any OSS Material, including, for example, by using an OSS Material source software development kit? ☐ Yes ☐ No
If you checked Yes please, provide the following OSS Material information.
Is the linking static or dynamic? ☐ static ☐ dynamic
OSS Material Name:
Source of the OSS Material (e.g. a URL, company address, etc):

License Information (please attach a copy of the license):
Any information that would be helpful to identify the source and ownership of the material (e.g. Copyright notice, author’s name, contact information, etc.):
D -External Characteristics including Icons (“External Characteristics” include display screens, data formats, instruction or command formats, operator messages, interfaces, images video, sound recordings, icons, etc.)
Were the “External Characteristics” of the Material or any portion thereof copied or derived from the pre-existing “external characteristics” of other software or copyrightable material
(“Pre-existing Externals”)? ☐ Yes ☐ No
If You checked No go to section E.
If You checked Yes please provide the following information:
a) Type of External Characteristic:
b) Name of the External Characteristic:
c) Source of the External Characteristic:
d) Author (if known):
e) Owner:
f) License information (if applicable):
g) Please identify or describe any pre-existing External Characteristics are known to you that are similar in appearance to the External Characteristic(s) that you are providing in the Material.

E -Miscellaneous
1. Does the Material conform to any particular technology standards? ☐ Yes ☐ No
If You checked yes please identify the name of such standard and standard body.
Name of Standard:
Standards body:
2. Identify below, or in an attachment, any other circumstance which might affect IBM’s ability to reproduce and market this material, including:
a) Confidentiality or trade secrecy of Pre-existing Materials included in the Material:

b) Known or possible royalty obligations to others arising out of the Material:

c) Other circumstances:

Certification
By submitting this form, You acknowledge that you have responsibility for and direct knowledge of, development or creation of this Material and hereby certify that:
a) All statements made in this form are true;

Form Title: Licensed Works Agreement Statement of Work	Page 18 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
b) This Material does not contain any materials copied or derived from other code, designs, document or other materials, except as listed herein; and
c) All newly written parts of this material are original work of Your employees and/or third party under contract as specified herein.

Yes, I certify to the above statements

Signature
Name:
Title:
Date:

Form Title: Licensed Works Agreement Statement of Work	Page 19 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Attachment C
Testing, Maintenance and Support
1.0	Definitions
1.1 APAR means the completed form entitled “Authorized Program Analysis Report” that is used to report suspected Code or documentation errors, and to request their correction.
1.2 APAR Closing Codes means the established set of codes used to denote the final resolution of an APAR. Buyer will identify APAR Closing Codes prior to the start of the maintenance obligations.
1.3 APAR Correction Times means the objectives that Supplier targets to achieve resolution of errors and distribution of the correction to Buyer.
SEVERITY LEVELS AND THE SUPPLIER SUPPORT RESPONSE AND RESOLUTIONS TIMES

Target Response
Case Severity	Time*	Target Escalation to Development*	Target Resolution**

Severity 1 Critical	[**] hour	[**] business hours	Provide action plan within [**] hours from problem identification

Severity 2 High	[**] business hours	[**] business days	Solution or workaround within [**] business days from problem identification

Severity 3 Medium	[**] business hours	[**] business days	Workaround within [**] business days from problem identification

Severity 4 Low	[**] business hours	After a technical support engineer validates or reproduces the problem	Brocade will decide within [**] days if the RFE will be incorporated into a future product release

**	The times listed in this chart are targets only and are not a guarantee that Brocade will respond or resolve an issue within the target time.
The business days begin when Supplier receives the APAR and supporting documentation and end when the Error Correction or other resolution is shipped to Buyer. Buyer will consider exceptions from these objectives when warranted by technical or business considerations.
1.4 APAR Severity Levels means designations assigned by Buyer to errors to indicate the seriousness of the error based on the impact that the error has on the customer’s operation:
a.	Severity 1 is a critical problem. The customer cannot use the Product or there is a critical impact on the customer’s operations which requires an immediate solution;

b.	Severity 2 is a major problem. The customer can use the Product, but an important function is not available or the customer’s operations are severely impacted;

c.	Severity 3 is a minor problem. The customer can use the Product with some functional restrictions, but it does not have a severe or critical impact on the customer’s operations;

And

d.	Severity 4 is a minor problem that is not significant to the customer’s operations. The customer may be able to circumvent the problem.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 20 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
1.5 Developer Test Systems means an appropriate configuration of installed hardware and software that Supplier maintains which is representative of typical customer installations for the Product. These Developer Test Systems will contain, at a minimum, the following:
a.	the current and current minus 1 level of the Product:

b.	the current and current minus 1 level of prerequisite/co-requisite hardware and software that Buyer specifies to Supplier; and

c.	specific fix-packs as required.
The Developer Test Systems will consist of the appropriate configured workstations only unless Buyer specifies and provides Supplier other equipment at no charge.
1.6 Buyer Test Systems means an appropriate configuration of installed hardware and software that Buyer maintains which is representative of typical Buyer customer installations using the Product. These test systems will contain, at a minimum, a level of prerequisite/co-requisite hardware and software that is correspondent with that of the Developer Test Systems.
1.7 Maintenance Level Service means the service provided when a customer identifies an error.
a.	Level 1 is the service provided in response to the customer’s initial phone call identifying and error.

b.	Level 2 is the service provided to reproduce and attempt to correct the error or to find that the service provider cannot reproduce the error.

c.	Level 3 is the service provided to isolate the error at the component level of the Code. The service provider distributes the Error Correction or circumvention or gives notice if no Error Correction or circumvention is found.
1.8 Problem Determination means the process of determining whether a problem is being caused by hardware, software or documentation.
1.9 Problem Management Record (“PMR”) means a record created when a customer makes the initial support request. This record becomes a part of the Problem Management System database and records the essential information about the customer question or problem.
1.10 Problem Management System (PMS”) means an internal Buyer developed software system used to record customer demographic information and encode data about the reported question or problem. The PMS will handle the dispatching of the call record. The PMS will provide management reports of the call activity, and the recording and tracking of all questions and problems to final resolution. The PMS will verify that each customer is “entitled” to program support.
1.11 Problem Source Identification means the process of determining which software or documentation component is failing or attributing the failure to some external cause such as a customer error or no trouble found.
2.0	Maintenance and Support Responsibilities
2.1 The parties will agree to the specific details of the process flow each will follow to resolve customer calls for requests for support thirty (30) days prior to the general availability of the product.
2.1.1. Entitlement Process: Supplier will provide software support for all calls from Buyer and Buyer customers. Buyer will prepay supplier for first year maintenance and support in the price of the product. Prior to October 22, 2008, the parties agree that they will work together to establish procedures whereby 1) Supplier will establish a unique identifier within the StorageX product and 2) Buyer will develop an automated Ship Report which will be provided to Supplier on a weekly basis.
2.1.2 Maintenance Services: All version-to-version upgrades will be free to buyer and buyer’s customer. When supplier builds new functionality into a new release or version for additional charges, that new functionality must be represented in a separate feature code or codes which could be chargeable, or in a new, separately-priceable version with new features. If the new functionality is not a separately priced feature, it is part of the base code or originally purchased feature structure. Any customer under current maintenance and support (IBM Software Maintenance) will be entitled to the new code release or version for use at that same use authorization level.

Form Title: Licensed Works Agreement Statement of Work	Page 21 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
2.1.3 Software End of Service: Supplier will provide IBM [**] months’ notice, prior to ending support for any Version IBM has announced, to enable IBM to notify its customers regarding End of Support. If the product enters end of life ; i.e., is no longer available in the marketplace, Supplier will provide IBM at least [**] months notice, prior to ending support, to enable IBM to notify its customers at least [**] months in advance of the fact. Supplier will provide Level 3 support to IBM and its customers as long as maintenance and support fees are up to date. If a customer is on a down-level version or release of software, Brocade will take the support call. If a problem is identified that requires a bug fix or patch, Supplier’s customer will be instructed to move to the current version/release of the software for support of such problem. Supplier will not make code changes or fixes to down-level software.
2.2 Supplier will provide Buyer electronic (soft copy) information on any known problems in the Licensed Work and the work arounds and solutions, if available, within thirty (30) days of the Effective Date of this SOW.
2.3 Product customers will initiate requests for support by contacting Buyer. Buyer will perform the following maintenance Level 1 support responsibilities, as described below. Buyer will:
a.	create the PMR;

b.	obtain from the customer a description of the problem, and verify its severity;

c.	search the Buyer data base for known problems;

d.	provide the available resolution if the problem is known;

e.	recommend local Buyer assistance as required;

f.	if no resolution, pass the PMR to Level 2; and

g.	update the PMR documenting Level 1 actions.
Buyer will be the primary customer contact point for questions, problems and assistance concerning the Product. Buyer may use a third party to perform its obligations.
2.4 Thirty (30) days prior to general availability of the Product, Supplier will establish a process to check incoming electronic requests for Level 3 support at least twice daily.
2.5 Buyer will perform the following Level 2 support responsibilities.
a.	Level 2. Buyer will:
(1)	Receive the PMR/APAR from Level 1;

(2)	Analyze problem symptoms and gather additional data from the customer as required;

(3)	Recreate the problem on the Developer Test System;

(4)	Determine if the error is due to improper installation of the Product by the customer;

(5)	determine if the suspected error is due to prerequisite or operationally related equipment or software at the customer location;

(6)	Attempt a bypass or circumvention for high impact problems, i.e., Severity 1 and 2:

(7)	if no resolution and the problem appears to be a newly discovered Code or documentation error, create an APAR record.

(8)	if Supplier requests, Buyer will assist Supplier in obtaining additional information or materials from the customer to support Level 3 Problem Determination, Problem Source Identification and problem resolution; and

(9)	update the PMR, documenting Level 2 actions.
b.	Level 3. Supplier will perform the following Level 3 support responsibilities
(1)	Receive the APAR/PMR and supporting documentation and materials;

(2)	Analyze the problem symptoms and diagnose the suspected error;

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Licensed Works Agreement Statement of Work	Page 22 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
(3)	notify Level 2 if additional information, materials or documentation are required;

(4)	Attempt to recreate the problem on the Developer Test System, if required:

(5)	assist Level 2 in attempting to develop a bypass or circumvention for high impact problems, i.e., Severity 1 and 2;

(6)	determine if Error Corrections are required to the Licensed Work;

(7)	if Error Corrections are required to the Licensed Work, provide Error Corrections to Buyer in the format specified by Buyer;

(8)	return all APARs to Buyer with one of the defined APAR Closing Codes assigned, including text describing the resolution of the error. In the event a Code error was found, provide the rationale for the closing of the APAR;

(9)	provide resolution to APARs according to the assigned APAR Severity Level and within the defined APAR Correction Time. The APAR Correction Times include building, testing, certifying successful tests of Error Corrections, and packaging for shipment to Buyer any applicable Error Corrections in the format specified by Buyer;

(10)	Receive technical questions, and supporting documentation and materials

(11)	Analyze the technical questions and provide answers to Buyer;

(12)	provide technical backup support to Buyer on the Product as provided above. In addition, Supplier will provide assistance in answering questions that may arise concerning the operation and use of the Licensed Work that cannot be resolved by Buyer; and

(13)	close out the problem record with the customer.
2.6 As corrected versions become available, Supplier will provide a corrected version of the Licensed Work that includes all Error Corrections to the Licensed Work. Additional corrected versions of the Licensed Work will be provided as determined and mutually agreed to by Buyer and Supplier in the event they become necessary due to the frequency or severity of newly discovered defects In order to provide Error Corrections, Supplier will maintain a current copy of the Product.
2.7 Supplier will maintain procedures to ensure that new Error Corrections are compatible with previous Error Corrections.
2.8 Packaging of Error Corrections and migration Code will be done as mutually agreed to by Buyer and Supplier.
3.0	APAR Origination and Correction
3.1 Generally APARs will originate from Buyer and customers reporting problems. Supplier will also report to Buyer as APARs all valid errors discovered by Supplier or Supplier’s customers. After receiving an APAR, Buyer will assign an APAR number and Severity Level, and forward the APAR to Supplier for actions.
3.2 For verified APARs for the Licensed Work, Supplier will provide Error Corrections as set out below within the applicable APAR Correction Times:
a.	the fix to the Object Code in machine-readable form including a hard copy description of the Error Corrections (which may include a paper submission of the Error Corrections);

b.	the Error Corrections to the source Code in machine-readable form that corresponds to the Object Code Error Corrections; and

c.	for a procedural work-around, the corrected procedure in machine-readable form.
3.3 Reader Comment Forms received by Buyer that do not form the basis of an APAR will be forwarded to Supplier for proper and prompt handling as appropriate.
4.0	Training
4.1	Supplier will provide training on the Licensed Work, , and at the scope and level of effort described below. This training will be provided on either Supplier’s or Buyer’s premises and will include:
•	In-depth Training for IBM VFM launch
•	One free of charge on-site 3-day training at IBM Mainz facility (currently scheduled for Oct 16-18, 2007)

•	Two free of charge seats at San Jose, CA training facility IBM support personnel for Oct 9-11, 2007.

•	One free of charge on-site 3-day training at the IBM RTP, NC facility (currently scheduled for Jan 15-17, 2008)

•	Field sales and technical sales training for IBM VFM launch

Form Title: Licensed Works Agreement Statement of Work	Page 23 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
•	Lisa Dorr’s or replacement’s 90 minute conference call live and recorded (currently scheduled for Oct 30th)

•	One 120-minute Virtual Classroom Training live and recorded (date TBD)

•	A variety of the typical methods will be used (ex: IBM and/or Brocade road shows in the geos).

•	On-going and future training opportunities for IBM VFM
•	For each Brocade fiscal quarter, Free of Charge seats for forty (40) IBM people for Storage X (IBM VFM) Web Based Training (available 1Q08)

•	For each Brocade fiscal quarter, two free-of-charge instructor lead 3-day training classes held at a Brocade training facility. IBM must pay for travel and board of student.

•	Continue the typical training methods of road shows, conferences and conference calls.

•	Any major change of the product (determined by Brocade and IBM) could require another on-site training event at IBM facilities.
5.0	General
5.1 Supplier will provide to Buyer the name and phone numbers of Supplier’s personnel to contact when high priority problems are encountered outside of normal working hours that require immediate assistance. Supplier’s normal working hours are defined as 8:00 AM to 5:00 PM, Monday through Friday, Pacific Standard Time.
5.2 Supplier will provide to Buyer, on request, information regarding the status of reported APARs related to the Licensed Work.
5.3 It is desirable that Buyer report APARs and status requests to Supplier via an electronic interface and that Supplier send APAR Error Corrections status updates and requests for additional documentation to Buyer via the same interface. Buyer and Supplier will jointly plan the electronic system. Each party is responsible for funding the costs of this interface at its location.
5.4 Critical situations may require the parties to use the telephone for immediate communications. The parties will follow such communications via the electronic interface for tracking and recording purposes. Each party is responsible for funding the costs of this communication at its location.
5.5 In circumstances where materials have to be exchanged using facsimile or courier services, each party is responsible for funding the costs of these exchanges via facsimile or courier services at it location.
5.6 Supplier will participate in monthly telephone conference calls with Buyer to review the status and performance of the parties’ obligations. These calls may be scheduled more or less frequently as agreed to by the Technical Coordinators. Each party is responsible for funding the costs of these conference calls at its location.

Form Title: Licensed Works Agreement Statement of Work	Page 24 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Attachment D
Quality Requirements for Commercially Available Software
Supplier will verify, at the times and in such manner as mutually agreed to by the parties, the performance of the following Licensed Work support and change management process work in order to ensure Supplier’s ability to support fielded Product and respond to Buyer requirements.
1.0 SUPPLIER’S PROJECT CHANGE MANAGEMENT TRACKING
Supplier will initially document and provide to Buyer a test report following the format and content provided in the Brocade Tapestry StorageX 6.0 QA report.pdf The Supplier will periodically measure tracking activities and review with Buyer (Buyer and Supplier will determine a mutually agreeable frequency of project management reviews).
2.0 CHANGE MANAGEMENT PROCESS ASSESSMENT
2.1 Assessment Elements
Supplier will determine the status of Licensed Work support activities by making appropriate periodic measurements and reviewing with Buyer as provided in this Section. An initial assessment of Licensed Work support and change management processes may be made by Buyer, with presentation by Supplier. Ongoing assessments, as appropriate, will be made at twelve (12) month intervals, or otherwise as mutually agreed to by Buyer and Supplier. Assessment Elements will consist of the following metrics, as a minimum.
a) Change request summary and status
b) Trouble report summary and status
c) Review of project schedules, issues, concerns
3.0 REVIEWS
On a periodic basis, if mutually agreed by the Buyer and Supplier due to high defect rates in the Licensed Work, the Buyer or Buyer’s quality representative may conduct reviews at the Supplier’s and Supplier’s sub-tier supplier’s location. The Supplier shall, at Buyer’s request, which request will be in writing and provide not less than thirty (30) Days advance notice, permit inspection of interim and final change management Licensed Work deliverables for Buyer. All such information shall be deemed the confidential information of Supplier and shall be held in confidence by Buyer, and Buyer and Buyer’s quality representative will sign a confidentiality agreement. The Supplier shall ensure access for Buyer’s reviewers to all the Supplier sites where work is being performed or materials being delivered to Supplier in performance of Supplier’s change management work for the Buyer.
4.0 DOCUMENT CONTROL
The Supplier shall ensure that material documents pertinent to the Licensed Work, such as software change management specifications and designs, contracts, policies, procedures, software development process flow chart, and work instructions (including test procedures) are under Supplier’s configuration control system as provided in this Section and are available to all necessary personnel in the development environment in accordance with that system. Supplier shall have a document configuration control system for the effective updating/removal of any obsolete material documentation from Licensed Work development areas.
5.0 QUALITY RECORDS
The Supplier shall establish and maintain procedures for identification, collection, indexing, filing, storage, maintenance, and disposition of material quality records for the Licensed Work.
6.0 QUALITY PROBLEM NOTIFICATION TO BUYER
The Supplier must notify the Buyer of any significant, reproducible defects in the Licensed Work that may affect the Licensed Work, that have been identified by the Supplier’s internal testing (i.e., process control data, internal test data, quality data, etc.), by third parties which produce products on behalf of the Buyer, or by another customer. Supplier may fulfill its notification requirement under this Section by providing Buyer with direct access to Supplier’s “Problem Reporting and Resolution Database” for the Licensed Work that Supplier in its discretion makes available for the purposes of problem reporting and ticketing (for clarity, this clause will not require Supplier to provide Buyer with Supplier’s internal, technical database of defects and corrections for the Licensed Work).
7.0 QUALITY OBJECTIVE
Supplier will cooperate with Buyer to establish a mutually acceptable product quality plan (“Quality Plan”) on a mutually acceptable timeline, with the objective of ensuring product defect density rates customary in the industry for like software. The supplier will work towards meeting this target using the specifications and the test environment available to them. Supplier will perform testing and provide Buyer with summary test reports as described in Section 6.1 of the SOW. The Supplier and Buyer will work towards meeting quality goals and objects specified in the Quality Plan. As part of the Quality Plan, Supplier agrees to track a mutually agreeable set of pre-GA quality metrics during project planning and execution.
*Authorized Program Analysis Report (“APAR”) means the completed form entitled “Authorized Program Analysis Report” that is used to report suspected Code or documentation errors, and to request their correction.
Problem Management Record (“PMR”) means a record created when a customer makes the initial support request. This record becomes a part of the Problem Management System database and records the essential information about the customer question or problem.

Form Title: Licensed Works Agreement Statement of Work	Page 25 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
Exhibit E
Brocade StorageX End User License Agreement
PLEASE READ THIS LICENSE AGREEMENT (“AGREEMENT”) CAREFULLY BEFORE DOWNLOADING, INSTALLING, OR USING THIS SOFTWARE AND ACCOMPANYING DOCUMENTATION. BY DOWNLOADING, INSTALLING, OR USING THE SOFTWARE, YOU ARE AGREEING TO BE BOUND BY THIS AGREEMENT. IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, PROMPTLY RETURN AND DO NOT USE THE SOFTWARE. NO AUTHORIZATION TO USE THIS SOFTWARE IS PROVIDED TO YOU UNLESS YOU FULLY AGREE AND COMPLY WITH THE FOLLOWING TERMS AND CONDITIONS.
1. LICENSE
Brocade Communications Systems, Inc. (“Brocade”) grants to you (“Customer”) a non-exclusive, non-sublicenseable, non-transferable, worldwide license to use the accompanying software as specified herein (“Software”) in object code form only and solely for Customer’s internal business use, together with the accompanying documentation, and solely in the data amounts or on the number of nodes for which Customer is licensed. Customer shall only use the Software in the quantity set forth on the attached Software Order Schedule. In addition, Customer may make one (1) archival copy of the Software. Customer must acquire one copy of the Software for each computer on which the Software will be installed. This license is personal to Customer and Customer shall not assign, transfer or sublicense this license without Brocade’s prior written approval; any attempt to do so shall be void. This license is further restricted to the particular protocols and accompanying documentation purchased hereunder.
2. RESTRICTIONS
The Software constitutes trade secrets and proprietary data of Brocade and Customer agrees to hold in confidence and not disclose the Software to any third party. Customer may not alter, merge, modify or adapt the Software in any way including reverse engineering, translation, disassembling or decompiling. Customer may not sell, distribute, loan, rent, lease, license or otherwise transfer the Software or any copy.
3. UPGRADES AND ADDITIONAL COPIES
For purposes of this Agreement, “Software” shall also include any upgrades, updates, bug fixes or modified versions (“Upgrades”) provided to Customer by Brocade or an authorized distributor, along with any backup copies of the Software, and for which Customer has paid the applicable license and support and maintenance fees. Notwithstanding the foregoing, Customer acknowledges and agrees that Brocade and its resellers and distributors shall have no obligation to provide any Upgrades. If Upgrades or additional copies of the Software are provided, Customer acknowledges and agrees that it has no license or right to use such additional copies or Upgrades unless Customer, at the time of acquiring such copy or Upgrade, already holds a valid license and the corresponding software keys to the original Software for the applicable number of copies, and is subject to and in compliance with (including the payment of all fees) a then-current Software support and maintenance program with Brocade or its authorized distributor.
4. COPYRIGHT
As between Brocade and Customer, Brocade owns all intellectual property rights in the Software and user documentation. The intellectual property rights are protected by the United States copyright laws, other applicable copyright laws, and international treaty provisions. Brocade reserves to itself all rights not expressly granted.
5. LIMITED WARRANTY
For ninety (90) days from your date of purchase, Brocade warrants that (i) the Software will substantially conform to the applicable user documentation and (ii) that the media on which the Software is distributed is free from defects in materials and workmanship. Brocade will repair or replace at no charge any defective Software or Software that does not substantially conform to the applicable user documentation, provided that the defective or non-conforming Software is returned to Brocade within ninety (90) days from the date of purchase. Any Software Brocade replaces becomes the property of Brocade, and the replacement Software becomes the property of Customer. The replacement Software assumes the Service status of the replaced Software, if the replaced Software is subject to a Software support and maintenance program with Brocade or its authorized distributor. Before Brocade exchanges any Software, Customer agrees to remove all Software to be exchanged that is installed on its computers. Customer also agrees to ensure that the Software is free of any legal obligations or

Form Title: Licensed Works Agreement Statement of Work	Page 26 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06

IBM and Brocade
Statement of Work
Base Agreement #ROC-P-68
SOW# 7 (Contract Number 4907015087.0)
restrictions that could prevent its exchange. Any misuse or unauthorized modification of the Software will void the limited warranty.
EXCEPT AS OTHERWISE PROVIDED HEREIN, THE SOFTWARE AND THE ACCOMPANYING DOCUMENTATION ARE PROVIDED “AS IS” WITHOUT ANY WARRANTY OF ANY KIND AND BROCADE DISCLAIMS EACH AND EVERY OTHER WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.
6. LIMITATION OF LIABILITY
IN NO EVENT WILL BROCADE BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE BROCADE PRODUCTS OR SERVICES, INCLUDING, WITHOUT LIMITATION, DAMAGES OR COSTS RELATING TO LOSS OF PROFITS, BUSINESS, GOODWILL, DATA OR COMPUTER PROGRAMS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL BROCADE’S ENTIRE LIABILITY FOR ANY DIRECT DAMAGES EXCEED THE AMOUNT PAID BY YOU FOR THE SOFTWARE OUT OF WHICH SUCH CLAIM AROSE.
7. U.S. GOVERNMENT RESTRICTED RIGHTS
Any Brocade software and documentation provided to the U.S. Government is with Restricted Rights as follows. Use, duplication, or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and in similar clauses in the NASA FAR Supplement. The Contractor/Manufacturer is Brocade Communications Systems, Inc., 738 Highway 6 South, Suite 850, Houston, TX 77079.
8. GENERAL
No Brocade dealer, distributor or agent is authorized to make any modification or addition to this Agreement.
The export of this Software is governed by the U.S. Department of Commerce under the export administration regulations and Canadian export regulations and is governed by the U.S. Department of State under the International Traffic in Arms regulations. It is your responsibility to comply with all such regulations.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AS IF PERFORMED WHOLLY WITHIN THE STATE AND WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAW.
In the event any provision of this Agreement is determined to be void or not enforceable, the remaining provisions of this Agreement shall continue in full force and effect; provided, however, that if any limitation on the grant to you of any right herein is held invalid or unenforceable, such right shall immediately terminate.
Should you have any questions concerning this Agreement or Brocade’s software use policies, write to Brocade Communications Systems, Inc., 738 Highway 6 South, Suite 850, Houston, TX 77079, or call 1-888-NUVIEW-0.

Form Title: Licensed Works Agreement Statement of Work	Page 27 of 27	Form Release: 8/98
(LWA_SOW) Form Owner: Global Procurement		Revision: 7/06